SUPPLEMENT TO THE PROSPECTUS

United Cash Management, Inc.


The following information replaces the disclosure regarding management of United Cash Management, Inc. in the section entitled "About the Management and Expenses of the Fund" on page 31:

     Mira Stevovich is primarily responsible for the day-to-day management of the portfolio of the Fund. Ms. Stevovich has held her Fund responsibilities since May 1998. She is Assistant Vice President of WRIMCO, Vice President and Assistant Treasurer of the Fund, and Vice President and Assistant Treasurer of other investment companies for which WRIMCO serves as investment manager. Ms. Stevovich has served as the Assistant Portfolio Manager for investment companies managed by Waddell & Reed, Inc. and its successor, WRIMCO, since January 1989 and has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since March 1987.

To be attached to the cover page of the Prospectus of United Cash Management, Inc. dated September 30, 1997.

This Supplement is dated May 14, 1998.

NUS2010

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SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION


United Cash Management, Inc.

The following information replaces the disclosure regarding management of United Cash Management, Inc. in the section entitled "Directors and Officers" on page 33:

     Mira Stevovich
          Vice President of the Fund and one other fund in the Fund Complex; Assistant Vice President of WRIMCO. Date of birth: July 30, 1953.

To be attached to the cover page of the Statement of Additional Information of United Cash Management, Inc. dated September 30, 1997.

This Supplement is dated May 14, 1998.